First Quarter 2024 Earnings Slides // May 1, 2024

2 Q1 | 2024 Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include but are not limited to risks and uncertainties regarding the impact of adverse market, economic and geopolitical conditions and those other matters disclosed in the company’s Securities and Exchange Commission filings, including those discussed under the heading “Risk Factors” in the company’s annual and quarterly periodic reports. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

3 Q1 | 2024 2024 Guidance * The company uses the two-class method of calculating income (loss) from continuing operations per diluted share. Under the two-class method, income from continuing operations is adjusted for dividends and undistributed earnings (losses) to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares. 2024 GUIDANCE (in millions, except per share amounts) (unaudited) Low High Income from continuing operations $74 $88 Add back: Income taxes 49 59 Interest expense, net of interest income 156 154 Depreciation and amortization 106 104 EBITDA $385 $405 Total addbacks/(deductions), net (100) (100) Adjusted EBITDA $285 $305 Income from continuing operations per share – diluted * $0.20 $0.30 Income from continuing operations $74 $88 Acquired amortization expense 38 38 Operating adjusted net income from continuing operations $112 $126 Operating adjusted net income from continuing operations per share - diluted $0.77 $0.87 Weighted average diluted shares – including assumed conversion of preferred shares 145 145

4 Q1 | 2024 First Quarter Results

5 Q1 | 2024 OPENLANE Q1 2024 Highlights* ($ in millions, except per share amounts) OPENLANE Q1 2024 Q1 2023 Total operating revenues from continuing operations $416.3 $420.6 Gross profit** $202.4 $196.4 % of revenue** 48.6% 46.7% SG&A $108.7 $108.0 Other (income) expense, net*** $0.5 $7.1 EBITDA $92.8 $80.4 Adjusted EBITDA $74.8 $58.9 Income from continuing operations $18.5 $12.7 Income from continuing operations per share – diluted $0.05 $0.01 Weighted average diluted shares 109.2 109.9 Operating adjusted net income from continuing operations per share – diluted $0.19 $0.12 Weighted average diluted shares – including assumed conversion of preferred shares 144.9 145.6 Effective tax rate 36.6% 36.5% Capital expenditures $12.9 $12.0 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2024. ** Exclusive of depreciation and amortization. *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company.

6 Q1 | 2024 Marketplace Q1 2024 Highlights* ($ in millions, except volumes) Marketplace Q1 2024 Q1 2023 Auction fees $109.9 $99.9 Service revenue $150.2 $165.6 Purchased vehicle sales $58.2 $55.5 Total Marketplace revenue from continuing operations $318.3 $321.0 Gross profit** $121.2 $113.2 % of revenue, excluding purchased vehicles** 46.6% 42.6% SG&A $94.8 $95.6 Other (income) expense, net*** $0.5 $7.0 EBITDA $25.5 $9.7 Adjusted EBITDA $35.1 $14.3 % of revenue 11.0% 4.5% Commercial vehicles sold 222,000 167,000 Dealer consignment vehicles sold 150,000 163,000 Total vehicles sold 372,000 330,000 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2024. ** Exclusive of depreciation and amortization. *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company.

7 Q1 | 2024 Finance Q1 2024 Highlights* ($ in millions, except for revenue per loan transaction) Finance Q1 2024 Q1 2023 Interest income $61.0 $60.6 Fee income $48.5 $47.6 Other revenue $2.1 $3.4 Provision for credit losses ($13.6) ($12.0) Total Finance revenue $98.0 $99.6 Gross profit** $81.2 $83.2 % of revenue** 82.9% 83.5% SG&A $13.9 $12.4 Other (income) expense, net $- $0.1 EBITDA $67.3 $70.7 Adjusted EBITDA $39.7 $44.6 Loan transactions 422,000 420,000 Revenue per loan transaction $232 $237 Provision for credit losses % of finance receivables 2.3% 2.0% Managed receivables $2,313.7 $2,406.4 Obligations collateralized by finance receivables $1,597.2 $1,638.2 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2024. ** Exclusive of depreciation and amortization.

8 Q1 | 2024 March 31, 2024 Leverage (US$ in millions) Balance Maturity Revolving Credit Facility (Adjusted Term SOFR + 2.25%) $29 2028 Canadian Revolving Credit Facility (Adjusted Term CORRA +2.50%) 67 2028 Senior Notes (Fixed 5.125%) 210 2025 Other 25 Total 331 Less: Cash and cash equivalents 105 Net Debt 226 Net Debt Ratio 1 0.8 Corporate Credit Ratings: S&P B, Moodys B1 1 When calculating the corporate net debt to Adjusted EBITDA leverage ratio, we now use the balance sheet “Cash and cash equivalents” amount instead of available cash as defined by our credit agreement.

9 Q1 | 2024 Historical Data

10 Q1 | 2024 Marketplace Metrics (Volumes in thousands) 1Q24 2023 4Q23 3Q23 2Q23 1Q23 2022 4Q22 Revenue1 ($M) $318.3 $1,251.7 $294.7 $316.6 $319.4 $321.0 $1,143.5 $272.1 Commercial vehicles sold 222 710 183 180 180 167 661 151 Dealer consignment vehicles sold 150 621 135 159 164 163 636 138 Total vehicles sold 372 1,331 318 339 344 330 1,297 289 Gross profit percentage1 38.1% 36.0% 36.0% 37.0% 35.5% 35.3% 32.6% 31.5% Gross profit percentage, excluding purchased vehicles 46.6% 44.3% 45.3% 45.8% 43.8% 42.6% 38.8% 37.8% Income (loss) from continuing operations ($M) ($12.9) ($277.5) ($17.7) ($19.3) ($219.4) ($21.1) ($105.7) $5.8 Adjusted EBITDA ($M) $35.1 $108.3 $23.7 $26.8 $43.5 $14.3 $29.4 $7.7 Gross Merchandise Value ($B) $7.0 $24.1 $5.7 $6.0 $6.4 $6.0 $23.2 $5.0 1 Includes purchased vehicle sales

11 Q1 | 2024 Finance Metrics ($ in millions, except for revenue per loan transaction; LTUs in thousands) 1Q24 2023 4Q23 3Q23 2Q23 1Q23 2022 4Q22 Interest income $61.0 $248.4 $62.9 $63.0 $61.9 $60.6 $202.8 $59.7 Fee income $48.5 $183.3 $46.0 $45.6 $44.1 $47.6 $171.9 $44.7 Other revenue $2.1 $12.3 $2.5 $2.7 $3.7 $3.4 $11.0 $3.3 Provision for credit losses ($13.6) ($50.6) ($14.8) ($11.6) ($12.2) ($12.0) ($9.8) ($7.0) Total Finance revenue $98.0 $393.4 $96.6 $99.7 $97.5 $99.6 $375.9 $100.7 Loan Transaction Units (LTU) 422 1,625 397 406 402 420 1,562 392 Revenue per Loan Transaction $232 $242 $243 $246 $243 $237 $241 $257 Income (loss) from continuing operations $31.4 $122.7 $31.3 $32.0 $25.6 $33.8 $134.3 $36.1 Adjusted EBITDA $39.7 $163.7 $38.1 $40.7 $40.3 $44.6 $201.8 $48.8 Ending Managed Finance Receivables $2,313.7 $2,305.0 $2,305.0 $2,379.1 $2,418.3 $2,406.4 $2,416.6 $2,416.6 Ending Obligations Collateralized by Finance Receivables $1,597.2 $1,631.9 $1,631.9 $1,695.3 $1,717.4 $1,638.2 $1,677.6 $1,677.6

12 Q1 | 2024 APPENDIX

13 Q1 | 2024 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

14 Q1 | 2024 Q1 2024 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2024 Marketplace Finance Consolidated Income (loss) from continuing operations ($12.9) $31.4 $18.5 Add back: Income taxes 0.2 10.5 10.7 Interest expense, net of interest income 6.7 32.6 39.3 Depreciation and amortization 21.6 2.7 24.3 Intercompany interest 9.9 (9.9) - EBITDA $25.5 $67.3 $92.8 Non-cash stock-based compensation 5.2 1.8 7.0 Acquisition related costs 0.3 - 0.3 Securitization interest - (29.9) (29.9) Severance 1.4 0.3 1.7 Foreign currency (gains)/losses 2.0 - 2.0 Professional fees related to business improvement efforts 0.6 0.2 0.8 Other 0.1 - 0.1 Total addbacks/(deductions) 9.6 (27.6) (18.0) Adjusted EBITDA $35.1 $39.7 $74.8 Revenue $318.3 $98.0 $416.3 Adjusted EBITDA % margin 11.0% 40.5% 18.0%

15 Q1 | 2024 Q1 2023 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($21.1) $33.8 $12.7 Add back: Income taxes (3.9) 11.2 7.3 Interest expense, net of interest income 7.1 30.3 37.4 Depreciation and amortization 21.2 1.8 23.0 Intercompany interest 6.4 (6.4) - EBITDA $9.7 $70.7 $80.4 Non-cash stock-based compensation 2.7 1.1 3.8 Acquisition related costs 0.3 - 0.3 Securitization interest - (27.8) (27.8) Severance 0.5 - 0.5 Foreign currency (gains)/losses (0.1) 0.2 0.1 Net change in unrealized (gains) losses on investment securities - 0.1 0.1 Professional fees related to business improvement efforts 0.6 0.1 0.7 Other 0.6 0.2 0.8 Total addbacks/(deductions) 4.6 (26.1) (21.5) Adjusted EBITDA $14.3 $44.6 $58.9 Revenue $321.0 $99.6 $420.6 Adjusted EBITDA % margin 4.5% 44.8% 14.0%

16 Q1 | 2024 Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2024 2023 Net income from continuing operations (1) $18.5 $12.7 Acquired amortization expense 9.3 7.4 Income taxes (2) (0.4) (2.7) Operating adjusted net income from continuing operations $27.4 $17.4 Operating adjusted net income from discontinued operations $- $- Operating adjusted net income $27.4 $17.4 Operating adjusted net income from continuing operations per share – diluted $0.19 $0.12 Operating adjusted net income from discontinued operations per share – diluted - - Operating adjusted net income per share – diluted $0.19 $0.12 Weighted average diluted shares - including assumed conversion of preferred shares 144.9 145.6 (1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share. (2) For the three months ended March 31, 2024, acquired amortization expense was booked to the applicable statutory rate. The deferred tax benefits of $52.5 million and $6.5 million associated with the goodwill and tradename impairments in the second quarter of 2023, respectively, resulted in the U.S. being in a net deferred tax asset position. Due to the three-year cumulative loss related to U.S. operations, we currently have a $38.3 million valuation allowance against the U.S. net deferred tax asset. For the three months ended March 31, 2023, the effective tax rate was used to determine the amount of income tax on the adjustments to net income.